PGIM Investments LLC

655 Broad Street

Newark, New Jersey 07102

AST Investment Services, Inc.

One Corporate Drive

Shelton, Connecticut 06484

April 3, 2017

The Board of Trustees of Advanced Series Trust

655 Broad Street

Newark, New Jersey 07102

Re: Contractual Fee Waivers

PGIM Investments LLC and AST Investment Services, Inc. (collectively, the "Investment Managers") hereby agree to cap expenses / reimburse certain expenses and/or waive a portion of their investment management fees as more particularly described and set forth for each Portfolio listed on Exhibit A hereto.

Very truly yours,

PGIM Investments LLC

By: /s/ Timothy S. Cronin
Name: Timothy S. Cronin
Title: Senior Vice President

AST Investment Services, Inc.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

Exhibit A

AST Advanced Strategies Portfolio: The Investment Managers have contractually agreed to waive 0.017% of their investment management fees through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio: The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio: The Investment Managers have contractually agreed to waive 0.057% of their investment management fees through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2017: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2018: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2019: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2020: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2021: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2022: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2023: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2024: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2025: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Goldman Sachs Large-Cap Value Portfolio: The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2018. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.82% of the Portfolio's average daily net assets through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Goldman Sachs Multi-Asset Portfolio: The Investment Managers have contractually agreed to waive 0.007% of their investment management fees through June 30, 2018. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.94% of the Portfolio's average daily net assets through June 30, 2018. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees. The Investment Managers have contractually agreed to waive a portion of its investment management fee equal to the management fee of any acquired fund managed or subadvised by Goldman Sachs Asset Management, L.P. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Goldman Sachs Small-Cap Value Portfolio: The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Government Money Market Portfolio: The Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets. This waiver may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust's Board of Trustees.

AST International Growth Portfolio: The Investment Managers have contractually agreed to waive 0.011% of their investment management fees through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Jennison Global Infrastructure Portfolio: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.26% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST J.P. Morgan Strategic Opportunities Portfolio: The Investment Managers have contractually agreed to waive 0.011% of their investment management fees through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio: The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Managed Equity Portfolio: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Managed Fixed-Income Portfolio: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Multi-Sector Fixed Income Portfolio: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.83% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Neuberger Berman/LSV Mid-Cap Value Portfolio: The Investment Managers have contractually agreed to waive 0.002% of their investment management fees through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio: The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2018. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Preservation Asset Allocation Portfolio: The Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.16% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Prudential Growth Allocation Portfolio: The Investment Managers have contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.91% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Investment Managers may be recouped by the Investment Managers within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Small-Cap Growth Portfolio: The Investment Managers have contractually agreed to waive 0.004% of their investment management fees through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio: The Investment Managers have contractually agreed to waive 0.004% of their investment management fees through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Growth Opportunities Portfolio: The Investment Managers have contractually agreed to waive 0.002% of their investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio: The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio: The Investment Managers have contractually agreed to waive 0.002% of their investment management fees through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio: The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt Portfolio: The Investment Managers have contractually agreed to waive 0.05% of their investment management fees through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

Prudential Investments LLC

655 Broad Street

Newark, New Jersey 07102

AST Investment Services, Inc.

One Corporate Drive

Shelton, Connecticut 06484

The Board of Trustees of Advanced Series Trust

655 Broad Street

Newark, New Jersey 07102

Re: Contractual Fee Waivers

Prudential Investments LLC and AST Investment Services, Inc. (collectively, the "Investment Managers") hereby agree to cap expenses / reimburse certain expenses and/or waive a portion of their investment management fees as more particularly described and set forth for the Portfolio listed on Exhibit A hereto.

Very truly yours,

Prudential Investments LLC

By: /s/ Timothy S. Cronin
Name: Timothy S. Cronin
Title: Senior Vice President

AST Investment Services, Inc.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

Exhibit A

AST Academic Strategies Asset Allocation Portfolio: The Investment Managers have contractually agreed to waive 0.007% of their investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.